UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 7, 2020

Date of Report (Date of earliest event reported)

Opes Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38417	82-2418815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4218 NE 2nd Avenue, Miami, FL	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 573-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	OPESU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	OPES	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	OPESW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Opes Acquisition Corp., a Delaware corporation (“OPES” or “Purchaser”), and BurgerFi International LLC, a Delaware limited liability company (“BurgerFi”) and their respective directors, executive officers, members, managers, employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Purchaser’s common stock in respect of the proposed transaction described herein. Information about OPES’s directors and executive officers and their ownership of OPES’s common stock is set forth in OPES’s Prospectus, dated March 13, 2018, Annual Report on Form 10-K, dated March 30, 2020 and the definitive proxy statement on Schedule 14A dated July 2, 2020, filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

In connection with the transaction described herein, Purchaser will file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement relating to the transaction with the SEC, Purchaser will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction, and other proposals. INVESTORS AND SECURITY HOLDERS OF PURCHASER ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OPES, BURGERFI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Purchaser with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to OPES at: 4218 NE 2nd Avenue, Miami, FL 33137.

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the execution of definitive agreements relating to the Business Combination by and among OPES and BurgerFi and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction. The words “expect,” “believe,” “estimate,” “intend,” “plan,” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the timing of the completion of the Business Combination, (ii) the ability to satisfy the various conditions to the closing of the Business Combination set forth in the Membership Interest Purchase Agreement, (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Membership Interest Purchase Agreement, (iv) the risk that there may be a material adverse effect on the business, properties, assets, liabilities, results of operations or condition (financial or otherwise), of BurgerFi or its subsidiaries or franchisees, taken as a whole; (v) risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; (vi) the risk that any announcements relating to the proposed Business Combination could have adverse effects on the market price of OPES’s common stock; and (vii) other risks and uncertainties and other factors identified in OPES’s prior and future filings with the SEC, available at www.sec.gov.

A further list and description of risks and uncertainties can be found in the proxy statement on Schedule 14A that will be filed with the SEC by Purchaser in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and OPES and BurgerFi, and their respective subsidiaries, if any, undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 7, 2020, Opes Acquisition Corp. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to vote on the following matter:

1. Election of Directors

The following nominee was elected as a Class A director to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of three years until the Annual Meeting in 2023, and until his successor has been duly elected and has qualified.

Nominee	For	Against	Withheld
James Anderson	3,957,477	0	7,359

Item 7.01 Regulation FD Disclosure

At the Annual Meeting, Mr. Ophir Sternberg, Chief Executive Officer and Chairman of the Company gave a brief update on the progress of the transaction with BurgerFi International, LLC (“BurgerFi”).

Mr. Sternberg advised that the proposed business combination with BurgerFi is progressing smoothly and that the parties are still on track to close the transaction as planned. Mr. Sternberg stated that BurgerFi has some very exciting plans in the works and is in the advanced stages of hiring a CEO, is also introducing new menu items and is poised to continue to open new stores this year and beyond. There are collaborations in the works for new categories to the menu and the Company believes that BurgerFi’s accession in the better burger space will continue to rise. Mr. Sternberg thanked the senior management team at BurgerFi and stated that with their support and cooperation, the Company and its team was able to complete all necessary due diligence after an intensive process. In addition, Mr. Sternberg advised that the Company has already started working directly with BurgerFi management on opportunities for efficiency and cost savings. Mr. Sternberg added that Company management is very excited about the Company and BurgerFi coming together. Mr. Sternberg advised that if a stockholder would like to learn more about the transaction, publicly available information is available on the Company’s website at OpesAcquisitionCorp.com.

The foregoing information is being furnished pursuant to Item 7.01 of this Current Report and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2020

OPES ACQUISITION CORP.

By:	/s/ Ophir Sternberg
Name:	Ophir Sternberg
Title:	Chairman and Chief Executive Officer

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